`                                                                   EXHIBIT 99.1
                                                                    ------------


                     THE FIRST AMERICAN CORPORATION REPORTS
                       RESULTS FOR THE FIRST QUARTER 2004


SANTA ANA, Calif., April 21, 2004 - The First American Corporation (NYSE: FAF), the nation's largest data provider, today announced results for the first quarter ended March 31, 2004:

                                                                      For the Three Months Ended
                                                                                March 31

                                                               ---------------------------------------
                                                                       2004              2003 (A)
                                                               ---------------------------------------

Total revenues                                                  $ 1.47 billion      $ 1.34 billion
Income before income taxes and minority interests               $111.1 million      $163.5 million
Net income                                                      $ 55.0 million      $ 87.6 million
Net income per diluted share                                              $.62              $1.05



(A) Includes a pretax gain on the merger of the company's Credit Online business with DealerTrack, Inc. of $13.1 million, $8.0 million on an after-tax basis, or 9 cents per diluted share.

Summary of Operations


     "We are pleased with the company's performance during the first quarter of 2004, especially in light of the substantial slowdown in mortgage activity during November and December of 2003," stated Parker S. Kennedy, president of The First American Corporation. "This, coupled with weather conditions affecting home sales in December, January and February, provided a typical seasonal pattern of activity for the first quarter not seen in the past 2 1/2 years. March new order counts in our direct title operations and our other real estate-related businesses improved significantly and should provide for good second quarter results."

                                     - more -

First American Reports Results for the First Quarter 2004
---------------------------------------------------------
Page 2

Quarterly Financial Highlights

Financial Services Group:

     o Revenues for the first quarter 2004 were $1.1 billion, an increase of 10 percent when compared with $1.0 billion for the first quarter of 2003.

     o Pretax income was $71.0 million, a decrease of 25 percent when compared with $95.0 million in the prior year quarter.

     o Pretax margins were 6.5 percent compared with 9.5 percent for the first quarter 2003.

Information Technology Group:

     o Revenues for the first quarter 2004 were $375.8 million, an increase of 11 percent when compared with $339.0 million for the first quarter of 2003.*

     o Pretax income was $74.0 million, a decrease of 23 percent when compared with $96.4 million in the prior year quarter.*

     o Pretax margins were 19.7 percent compared with 28.4 percent for the first quarter 2003.*

     * Includes for the prior-year quarter a pretax gain on the merger of the company's Credit Online business with DealerTrack, Inc. of $13.1 million, $8.0 million on an after-tax basis, or 9 cents per diluted share.

2004 Outlook and Strategic Focus

     Kennedy continued: "Recently, interest rates have been increasing due to inflationary fears. We will continue to monitor our productivity ratios and manage our expenses in line with new order counts to maintain margins and profitability in our real estate-related businesses. Despite mortgage rate increases, we continue to see strength in home sales. First American's real estate-related businesses are expertly positioned to meet the challenges of any economic cycle. Strategies such as technology solutions, data leverage, and bundling of products and services are in place to sustain the company's performance during a higher interest rate environment. Additionally, many of the company's businesses, such as subprime credit information, screening information, homeowner's and home warranty insurance, auto and consumer credit, and our subscription-based data products, are less dependent on the real estate cycle, or respond to different cycles, and generally will experience stronger sales as the national economy improves."

Teleconference/Webcast

     First American's first quarter results will be discussed in more detail on Wednesday, April 21, 2004, at 10 a.m. EDT (7 a.m. PDT), via teleconference. The dial-in number is (888)

                                    - more -

First American Reports Results for the First Quarter 2004
---------------------------------------------------------
Page 3

955-3516 and the pass code is FIRST AMERICAN. The live audio webcast of the call will be available on First American's Web site at www.firstam.com/investor. An audio replay of the conference call will be available through April 27, 2004, by dialing (402) 344-6811. An audio archive of the call will also be available for replay on First American's Web site.

About First American

     The First American Corporation is a Fortune 500 company that traces its history to 1889. As the nation's largest data provider, the company supplies businesses and consumers with information resources in connection with the major economic events of people's lives, such as getting a job; renting an apartment; buying a car, house, boat or airplane; securing a mortgage; opening or buying a business; and planning for retirement. The First American Family of Companies, many of which command leading market share positions in their respective industries, operate within six primary business segments including: Title Insurance and Services, Specialty Insurance, Mortgage Information, Property Information, Credit Information and Screening Information. With revenues of $6.21 billion in 2003, First American has 29,000 employees in approximately 1,800 offices throughout the United States and abroad. More information about the company and an archive of its press releases can be found at www.firstam.com.

Forward-Looking Statements

     Certain statements made in this press release, including those related to 2004 second quarter results and businesses that are less dependent on the real estate cycle, are forward looking. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; access to public records and other data; general volatility in the capital markets; changes in applicable government regulations; consolidation among the company's significant customers and competitors; the company's continued ability to identify businesses to be acquired; changes in the company's ability to integrate businesses which it acquires; and other factors described in the company's Annual Report on Form 10-K for the year ended Dec. 31, 2003, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

                       (Additional Financial Data Follows)

                                    - more -

First American Reports Results for the First Quarter 2004
---------------------------------------------------------
Page 4

                               Summary of Earnings
                    (in thousands, except per share amounts)

                                                                      For the Three Months Ended
                                                                             March 31
                                                             -----------------------------------------
                                                                    2004                 2003
                                                             -----------------------------------------

     Total revenues                                                 $1,473,771           $1,341,975
     Income before income taxes and minority interests              $  111,130           $  163,493
     Income taxes                                                   $   37,400           $   56,000
     Minority interests                                             $   18,774           $   19,913
     Net income                                                     $   54,956           $   87,580
     Net income per share:
         Basic                                                            $.69                $1.18
         Diluted                                                          $.62                $1.05
     Weighted average shares outstanding:
         Basic                                                          79,323               74,159
         Diluted                                                        90,652               85,098


                      Cash Provided by Operating Activities
                                 (in thousands)

                                                                    For the Three Months Ended
                                                                             March 31
                                                          ------------------------------------------
                                                                     2004                  2003
                                                          ------------------------------------------


     Cash provided by operating activities                               $26,535            $82,840

                        Summary Balance Sheet Information
                    (in thousands, except per share amounts)

                                                                   March 31           December 31
                                                          -----------------------------------------
                                                                    2004                  2003
                                                          -----------------------------------------

     Total stockholders' equity                                      $1,989,849         $1,879,520
     Book value per share                                                $24.43             $23.84


                      Summary Title Insurance Order Counts
                             From Direct Operations

                                                                For the Three Months Ended
                                                                         March 31
                                                         -----------------------------------------
                                                                2004                   2003
                                                         -----------------------------------------
     Title orders opened:
          January                                                  170,500               203,500
          February                                                 189,600               189,000
          March                                                    263,700               238,600
                                                         -------------------     -----------------
          First quarter total                                      623,800               631,100
                                                         ===================     =================
     Title orders closed:
          January                                                   114,000               153,100
          February                                                  128,100               141,700
          March                                                     168,200               160,900
                                                         -------------------     -----------------
          First quarter total                                       410,300               455,700
                                                         ===================     =================

                       (Additional Financial Data Follows)

                                    - more -

First American Reports Results for the First Quarter 2004
---------------------------------------------------------
Page 5

                             Selected Financial Data
                                    (Unaudited)
                                   (in thousands)

                                                                         Three Months Ended
                                                                              March 31
                                                             --------------------------------------------
                                                                   2004                     2003
                                                             --------------------------------------------
RESULTS OF OPERATIONS
 Revenues
       Operating revenues                                     $      1,445,533        $        1,294,958
       Investment and other income                                      26,907                    34,472
       Net realized investment gains                                     1,331                    12,545
                                                             ------------------      --------------------
                                                                     1,473,771                 1,341,975
                                                             ------------------      --------------------
 Expenses
      Salaries and other personnel costs                               473,775                   407,217
      Premiums retained by agents                                      424,234                   365,709
      Other operating expenses                                         340,839                   293,387
      Provision for title losses and other claims                       71,421                    67,239
      Depreciation and amortization                                     29,370                    26,015
      Premium taxes                                                     12,540                    10,456
      Interest                                                          10,462                     8,459
                                                             ------------------      --------------------
                                                                     1,362,641                 1,178,482
                                                             ------------------      --------------------
 Income before income taxes and minority interests            $        111,130        $          163,493
                                                             ==================      ====================

OPERATING REVENUES
Financial Services
     Title Insurance and Services:
          Direct operations                                   $        515,506        $          484,308
          Agency operations                                            516,810                   448,996
                                                             ------------------      --------------------
                                                                     1,032,316                   933,304
     Specialty Insurance                                                46,492                    46,144
                                                             ------------------      --------------------
                                                                     1,078,808                   979,448
                                                             ------------------      --------------------
Information Technology

     Mortgage Information                                              154,935                   139,108
     Property Information                                               91,977                    82,280
     Credit Information                                                 62,452                    62,528
     Screening Information                                              57,361                    31,594
                                                             ------------------      --------------------
                                                                       366,725                   315,510
                                                             ------------------      --------------------
Total operating revenues                                      $      1,445,533        $        1,294,958
                                                             ==================      ====================

INCOME BEFORE INCOME TAXES AND
    MINORITY INTERESTS
Financial Services
     Title Insurance and Services                             $         58,577        $           89,207
     Specialty Insurance                                                12,444                     5,839
                                                             ------------------      --------------------
                                                                        71,021                    95,046
                                                             ------------------      --------------------
Information Technology
     Mortgage Information                                               30,347                    45,797
     Property Information                                               27,518                    23,443
     Credit Information                                                 14,998                    26,607
     Screening Information                                               1,102                       515
                                                             ------------------      --------------------
                                                                        73,965                    96,362
                                                             ------------------      --------------------
Total before corporate expenses and
   minority interest                                                   144,986                   191,408
     Corporate expense                                                  33,856                    27,915
                                                             ------------------      --------------------
Income before income taxes and minority interests             $        111,130        $          163,493
                                                             ==================      ====================

                                    - more -

First American Reports Results for the First Quarter 2004
---------------------------------------------------------
Page 6

                                             Segment Margins
                                   For the Three Months Ended March 31
                                    (in thousands, except percentages



                                                                    Three Months Ended March 31
                                    -----------------------------------------------------------------------------------------
                                             Total revenues                     Pretax (A)                       Margins
                                    ------------------------------    -----------------------------    ----------------------
                                        2004            2003              2004            2003           2004        2003
                                    -------------   --------------    -------------   -------------    ----------  ----------
Financial Services

     Title Insurance and Services     $1,047,922       $  954,242       $   58,577       $  89,207          5.6%        9.3%
     Specialty Insurance                  50,726           48,584           12,444           5,839         24.5%       12.0%
                                    -------------   --------------    -------------   -------------    ----------  ----------
                                      $1,098,648       $1,002,826       $   71,021       $  95,046          6.5%        9.5%
                                    =============   ==============    =============   =============    ==========  =========-

Information Technology
     Mortgage Information             $  156,625       $  141,877       $   30,347       $  45,797         19.4%       32.3%
     Property Information                 97,293           87,441           27,518          23,443         28.3%       26.8%
     Credit Information                   64,392           78,046           14,998          26,607         23.3%       34.1%
     Screening Information                57,443           31,618            1,102             515          1.9%        1.6%
                                    -------------   --------------    -------------   -------------    ----------  ----------
                                      $  375,753       $  338,982       $   73,965       $  96,362         19.7%       28.4%
                                   ==============   ==============    =============   =============    ==========  ==========



                                     # # #